UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 21, 2006

Date of report (Date of earliest event reported)

ConAgra Foods, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7275	47-0248710
(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive
Omaha, NE	68102
(Address of Principal Executive Offices)	(Zip Code)

(402) 595-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On September 21, 2006, ConAgra Foods, Inc. (the “Company”) issued a press release and posted a question and answer document on its website containing certain information on first quarter fiscal 2007 financial results. The press release and Q&A are furnished with this Form 8-K as exhibits 99.1 and 99.2, respectively. The press release contains the non-GAAP financial measure of earnings per share from continuing operations adjusted for restructuring costs, which management believes provides a useful measure for investors in examining the Company’s operational results during the quarter and facilitates period-to-period comparisons. The press release also contains the non-GAAP financial measure of corporate expense adjusted for restructuring charges, which management believes provides a useful measure for investors to use when examining underlying corporate expense trends.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press Release issued September 21, 2006

Exhibit 99.2 Questions and Answers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

Date: September 21, 2006	By: /s/ Robert F. Sharpe, Jr.
Name: Robert F. Sharpe, Jr.
Title: Executive Vice President,
Legal and External Affairs

Exhibit Index

Exhibit 99.1 Press release issued September 21, 2006..................................................................

Exhibit 99.2 Questions and Answers.......................................................................................